UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : September 13, 2021

MERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-23460	04-3683628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8275 S. Eastern Ave. Suite 200, Las Vegas, NV 89123

(Address of principal executive offices) (Zip Code)

604-500-4157

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

MERA PHARMACEUTICALS, INC.

FINANCIAL STATEMENTS

July 31, 2021 and 2020

F-1

Mera Pharmaceuticals, Inc.

Balance Sheets

(Unaudited)

	July 31, 2021	October 31, 2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$—	$—
Total Current Assets	—	—

TOTAL ASSETS	$—	$—

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$38,649	$29,760
Total Current Liabilities	38,649	29,760

TOTAL LIABILITIES	38,649	29,760

STOCKHOLDERS’ DEFICIT
Preferred stock - series C; $0.0001 par value, 1,000 shares authorized; 1,000 shares issued and outstanding	1	1
Preferred stock - series E; $0.0001 par value, 100 shares authorized; 80 shares issued and outstanding	1	1
Preferred stock - series F; $0.0001 par value, 1,000 shares authorized; 70 shares issued and outstanding	1	1
Common stock; $0.0001 par value, 18,000,000,000 shares authorized; 557,299,676 shares issued and outstanding	55,730	55,730
Additional Paid-in Capital	8,378,972	8,378,972
Treasury stock - 500,000 shares of common stock	(2,025)	(2,025)
Accumulated Deficit	(8,471,329)	(8,462,440)
Total Stockholders’ Deficit	(38,649)	(29,760)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$—	$—

See accompanying notes to unaudited financial statements

F-2

 Mera Pharmaceuticals, Inc.

Statements of Operations

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	July 31, 2021	July 31, 2020	July 31, 2021	July 31, 2020

REVENUES	$—	$—	$—	$—
COST OF SERVICES	—	—	—	—
GROSS PROFIT	—	—	—	—

OPERATING EXPENSES
General and administrative expenses	1,365	1,395	8,889	4,185
Total Operating Expenses	(1,365)	(1,395)	(8,889)	(4,185)
OPERATING LOSS	(1,365)	(1,395)	(8,889)	(4,185)

Other Income (Expense)
Other Income	—	—	—	—
Total Other Income (Expense)	—	—	—	—

NET LOSS BEFORE INCOME TAXES	(1,365)	(1,395)	(8,889)	(4,185)
Provision for Income Taxes	—	—	—	—
NET LOSS	$(1,365)	$(1,395)	$(8,889)	$(4,185)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)	$(0.00)	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	557,299,676	557,299,676	557,299,676	557,299,676

See accompanying notes to unaudited financial statements

F-3

 Mera Pharmaceuticals, Inc.

Statement of Stockholders’ Deficit

(Unaudited)

	Preferred Stock								Additional			Total Stockholders’
	Series C		Series E		Series F		Common Stock		Paid-In	Treasury	Accumulated	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Stock	Deficit	(Deficit)
Balance, October 31, 2020	1,000	$1	80	$1	70	$1	557,299,676	$55,730	$8,378,972	$(2,025)	$(8,462,440)	$(29,760)
Net loss for the period	—	—	—	—	—	—	—	—	—	—	(1,395)	(1,395)
Balance, January 31, 2021	1,000	1	80	1	70	1	557,299,676	55,730	8,378,972	(2,025)	(8,463,835)	(31,155)
Net loss for the period	—	—	—	—	—	—	—	—	—	—	(6,129)	(6,129)
Balance, April 30, 2021	1,000	1	80	1	70	1	557,299,676	55,730	8,378,972	(2,025)	(8,469,964)	(37,284)
Net loss for the period	—	—	—	—	—	—	—	—	—	—	(1,365)	(1,365)
Balance, July 31, 2021	1,000	$1	80	$1	70	$1	557,299,676	$55,730	$8,378,972	$(2,025)	$(8,471,329)	$(38,649)

	Preferred Stock								Additional			Total Stockholders’
	Series C		Series E		Series F		Common Stock		Paid-In	Treasury	Accumulated	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Stock	Deficit	(Deficit)
Balance, October 31, 2019	1,000	$1	80	$1	70	$1	557,299,676	$55,730	$8,378,972	$(2,025)	$(8,456,860)	$(24,180)
Net loss for the period	—	—	—	—	—	—	—	—	—	—	(1,395)	(1,395)
Balance, January 31, 2020	1,000	1	80	1	70	1	557,299,676	55,730	8,378,972	(2,025)	(8,458,255)	(25,575)
Net loss for the period	—	—	—	—	—	—	—	—	—	—	(1,395)	(1,395)
Balance, April 30, 2020	1,000	1	80	1	70	1	557,299,676	55,730	8,378,972	(2,025)	(8,459,650)	(26,970)
Net loss for the period	—	—	—	—	—	—	—	—	—	—	(1,395)	(1,395)
Balance, July 31, 2020	1,000	$1	80	$1	70	$1	557,299,676	$55,730	$8,378,972	$(2,025)	$(8,461,045)	$(28,365)

See accompanying notes to the unaudited financial statements

F-4

 Mera Pharmaceuticals, Inc.

Statements of Cash Flows

(Unaudited)

For the Nine Months Ended
	July 31, 2021	July 31, 2020
OPERATING ACTIVITIES
Net loss	$(8,889)	$(4,185)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities
Accounts payable	8,889	4,185
Net Cash Used in Operating Activities	—	—

INVESTING ACTIVITIES
Net Cash Used in Financing Activities	—	—

FINANCING ACTIVITIES
Net Cash Provided by Financing Activities	—	—
NET INCREASE (DECREASE) IN CASH	—	—
CASH AT BEGINNING OF PERIOD	—	—

CASH AT END OF PERIOD	$—	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID FOR:
Interest	$—	$—
Income taxes	$—	$—

See accompanying notes to unaudited financial statements

F-5

Mera Pharmaceuticals, Inc.

Notes to Unaudited Financial Statements

July 31, 2021 and 2020

NOTE 1 – SUMMARY OF ORGANIZATION

Mera Pharmaceuticals, Inc. (the “Company” or “Mera”), originally was seeking to develop and commercialize natural products from microalgae using its proprietary, large-scale photobioreactor technology.

During 2009, the Company switched its focus to engaging in the development of Sea Salt for sale in commercial markets and consumer uses. The salt is concentrated, low in sodium and organic. The water used to produce the salt is drawn from an ocean depth of one-half mile. It is different in chemical composition from other sea salts because it comes from deep-sea water. It contains less sodium and more potassium, as well as higher concentrations of trace minerals. The Company’s operations are located in Kailua-Kona, Hawaii.

In efforts to expand marketing and distribution of the commercial products, the Company completed the acquisition of 100% of the outstanding common stock of Villari’s Family Centers, Inc., (“VFC”) a Florida corporation, in June of 2012.

Villari’s Family Centers is a multi-designed family entertainment center focused on promoting health and wellness through the Villari’s system of martial arts.

With the introduction of the current commercial product lines into the Villari’s Martial Arts studios, the Company will be able to drastically increases distribution and awareness of our nutracueticals and build the market for our future nutracuetical products. The Company will open new Villari’s Martial Arts locations throughout the United States through company owned units as well as franchised and joint venture locations.

On March 22, 2021, the Company entered into a share exchange agreement under which the Company acquired 100 percent of the outstanding interests of All Your Foods USA, Inc in exchange for 35,200,000 common shares of the Company. The Agreement contained the customary representations and warranties.

All Your Foods USA INC

All Your Foods USA via its brands

Chopandchisel.com

Cavemanchefs.com

Allyourmeals.com

Mealkraft.ca

All Your Foods USA Inc. is a food production and delivery company utilizing a licensed propriety software that has the operational infrastructure, logistics management and delivery network. The company’s software tracks meals from ordering, ingredient acquisition, meal preparation, delivery, and payment. This key advantage allows it to streamline its new revenue-producing assets including Chop & Chisel, Caveman Foods, and Shredded Meals. The Company has the capacity for market expansion and is growing through acquisition into the multibillion-dollar food delivery industry.

Delivering healthy, gourmet ready-made meals, prepared and delivered to the client’s door. Our corporate chefs work hard to design meals that are nutritionally balanced with no preservatives, freshly made and designed to optimize customer’s health and serve their busy lifestyle. The Company’s meals menu includes entrees and breakfasts with dairy products, eggs, pork, tree nuts, chicken, beef, turkey, fish, soy, shellfish as well as an all-Vegan line of dishes. All Your Foods offers Ala La Carte and weekly subscriptions.

All Your Foods production kitchens are also used to supply white label products to other successful national subscriptions brands. The technology at the heart of the All Your Foods USA systems, is what allows the unlimited scaling of client and corporate orders of meals and other food products.

F-6

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents - The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value. At July 31, 2021 and October 31, 2020, the Company had no cash equivalents.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include valuation of inventory and valuation of deferred tax assets.

Fair Value of Financial Instruments - The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair market value because of the short maturity of those instruments. Notes payable approximate fair value.

Accounts Receivable - The Company performs ongoing credit evaluations of customers, and generally does not require collateral. Allowances are maintained for potential credit losses and returns and such losses have been within management’s expectations.

Revenue Recognition - Revenue is recognized in accordance with ASC 606. The Company performs the following five steps: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when (or as) the entity satisfies a performance obligation. The Company applies the five-step model to arrangements that meet the definition of a contract under Topic 606, including when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of Topic 606, the Company evaluates the goods or services promised within each contract related performance obligation and assesses whether each promised good or service is distinct. The Company recognizes as revenue, the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

The Company recognizes revenue upon completion of our performance obligations or expiration of the contractual time to use services such as professional service hours purchased in bulk for a given time period.

Plant and Equipment, net - Plant and equipment are stated at cost less accumulated depreciation. Depreciation is recorded principally using the straight-line method, based on the estimated useful lives of the assets (property and plant, 10-40 years; machinery and equipment, 3-10 years). When applicable, leasehold improvements and capital leases are amortized over the lives of respective leases, or the service lives of the improvements, whichever is less.

Expenditures for renewals and improvements that significantly extend the useful life of an asset are capitalized. The costs of software with an expected life of more than one year, and used in the business operations are capitalized and amortized over their expected useful lives. Expenditures for maintenance and repairs are charged to operations when incurred. When assets are sold or retired, the cost of the asset and the related accumulated depreciation are removed from the accounts and any gain or loss is recognized at such time.

Stock Issued for Services - In December 2004, the FASB issued ASC No. 718, Compensation – Stock Compensation (“ASC 718”). Under ASC 718, companies are required to measure the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Share-based compensation arrangements include stock options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans. Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant. The Company applies this statement prospectively.

F-7

Equity instruments (“instruments”) issued to persons other than employees are recorded on the basis of the fair value of the instruments, as required by ASC 718. ASC No. 505, Equity Based Payments to Non-Employees (“ASC 505”) defines the measurement date and recognition period for such instruments. In general, the measurement date is (a) when a performance commitment, as defined, is reached or (b) when the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the ASC 505.

Income Taxes - The Company uses the asset and liability method of accounting for income taxes as required by ASC 740 “Accounting for Income Taxes”. ASC requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Since its inception, the Company has incurred net operating losses. Accordingly, no provision has been made for income taxes. Statutory taxes not based on income are included in general and administrative expenses. The company’s tax returns for the years 2012 to 2020 are still subject to examination by the Internal Revenue Service and the state of Hawaii.

Loss Per Share - The Company computed basic and diluted loss per share amounts for July 31, 2021 and October 31, 2020 pursuant to the ASC 260, “Earnings per Share.” During the three and nine months ended July 31, 2021 and 2020, zero dilutive per share amounts have not been presented in the accompanying statements of operations.

Fair Value Measurement - The authoritative guidance for fair value measurements defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or the most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Market participants are buyers and sellers in the principal market that are (i) independent, (ii) knowledgeable, (iii) able to transact, and (iv) willing to transact. The guidance describes a fair value hierarchy based on the levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

● Level 1-Quoted prices in active markets for identical assets or liabilities.

● Level 2-Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other inputs that are observable or corroborated by observable market data or substantially the full term of the assets or liabilities.

● Level 3-Unobservable inputs that are supported by little or no market activity and that are significant to the value of the assets or liabilities.

The Company’s financial instruments include cash and equivalents, accounts payable and accrued expenses, and notes and loans payable. All these items were determined to be Level 1 fair value measurements. The carrying amounts of cash and equivalents, accounts payable and accrued expenses, and notes and loans payable approximated fair value because of the short maturity of these instruments.

Recently Issued Accounting Pronouncements - From time to time, new accounting pronouncements are issued by FASB that are adopted by the Company as of the specified effective date. If not discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company’s financial statements upon adoption.

NOTE 3 – GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern. The Company has operating and liquidity concerns, for the nine months ended July 31, 2021 has incurred an accumulated deficit of $8,471,329, and a net loss of $8,889. As of July 31, 2021, the Company has a working capital deficiency of $38,649 and a stockholders’ deficiency of $38,649. This raised substantial doubt about its ability to continue as a going concern. The Company will continue to pursue additional capital investment. However, there can be no assurance that the Company will be able to successfully acquire the necessary capital to continue their on-going development efforts and bring products to the commercial market. These factors, among others, create an uncertainty about the Company’s ability to continue as a going concern.

F-8

NOTE 4 – STOCKHOLDERS EQUITY

Preferred Stock

The Company has 5,200 preferred shares with a par value of $0.0001 authorized to be issued with the rights and preferences to be determined by the Board of Directors as of July 31, 2021 and October 31, 2020.

As of July 31, 2021 and October 31, 2020, the Company has 1,000 shares of Series C convertible preferred stock authorized and 1,000 issued and outstanding. Series C convertible preferred stock is convertible into 95% of the Company’s common voting stock on a fully diluted basis. These shares were authorized to mandatorily convert into common shares on June 14, 2014.

As of July 31, 2021 and October 31, 2020, the Company has 100 shares of Series E convertible preferred stock authorized and 80 issued and outstanding. The rights and preference of the Series F stockholders ranks in parity with the Company’s preferred and common stock, pays zero dividends and has no voting rights. The Series E is convertible into 1.75 multiplied by the weighted average closing price of the common stock over a 90-day period.

As of July 31, 2021 and October 31, 2020, the Company has 1,000 shares of Series F convertible preferred stock authorized and 70 issued and outstanding. The rights and preference of the Series F stockholders hold superior liquidation privileges, pay zero dividends and vote together with the Company’s common stock. The Series F is convertible into 1.75 multiplied y the weighted average closing price of the common stock over a 90-day period.

Common Stock

The Company has 18,000,000,000 common shares with a par value of $0.0001 authorized and 557,299,676 issued and outstanding as of July 31, 2021 and October 31, 2020.

Treasury Stock

The Company has 500,000 common shares being held as treasury stock for a total cost of $2,025 as of July 31, 2021 and October 31, 2020.

NOTE 5 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, in accordance with FASB ASC Topic 855, “Subsequent Events,” through the date these consolidated financial statements were issued and noted no material subsequent events other than disclosed herein.

On March 22, 2021, the Company entered into a share exchange agreement under which the Company acquired 100 percent of the outstanding interests of All Your Foods USA, Inc in exchange for 35,200,000 common shares of the Company. The Agreement contained the customary representations and warranties.

All Your Foods USA INC

All Your Foods USA via its brands

Chopandchisel.com

Cavemanchefs.com

Allyourmeals.com

Mealkraft.ca

F-9

MERA PHARMACEUTICALS, INC.

FINANCIAL STATEMENTS

October 31, 2020 and 2019

F-1

Mera Pharmaceuticals, Inc.

Balance Sheets

(Unaudited)

	October 31, 2020	October 31, 2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$—	$—
Total Current Assets	—	—

TOTAL ASSETS	$—	$—

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$29,760	$24,180
Total Current Liabilities	29,760	24,180

TOTAL LIABILITIES	29,760	24,180

STOCKHOLDERS’ DEFICIT
Preferred stock - series C; $0.0001 par value, 1,000 shares authorized; 1,000 shares issued and outstanding	1	1
Preferred stock - series E; $0.0001 par value, 100 shares authorized; 80 shares issued and outstanding	1	1
Preferred stock - series F; $0.0001 par value, 1,000 shares authorized; 70 shares issued and outstanding	1	1
Common stock; $0.0001 par value, 18,000,000,000 shares authorized; 557,299,676 shares issued and outstanding	55,730	55,730
Additional paid-in capital	8,378,972	8,378,972
Treasury stock - 500,000 shares of common stock	(2,025)	(2,025)
Accumulated deficit	(8,462,440)	(8,456,860)
Total Stockholders’ Deficit	(29,760)	(24,180)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$—	$—

See accompanying notes to unaudited financial statements

F-2

 Mera Pharmaceuticals, Inc.

Statements of Operations

(Unaudited)

	For the Year Ended
	October 31, 2020	October 31, 2019

REVENUES	$—	$—
COST OF GOODS SOLD	—	—
GROSS PROFIT	—	—

OPERATING EXPENSES
General and administrative expenses	5,580	5,580
Total Operating Expenses	(5,580)	(5,580)
OPERATING LOSS	(5,580)	(5,580)

Other Income (Expense)
Other income (expense)	—	—
Total Other Income (Expense)	—	—

NET LOSS BEFORE INCOME TAXES	(5,580)	(5,580)
Provision for income taxes	—	—
NET LOSS	$(5,580)	$(5,580)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	557,299,676	557,299,676

See accompanying notes to unaudited financial statements

F-3

 Mera Pharmaceuticals, Inc.

Statement of Stockholders’ Deficit

(Unaudited)

	Preferred Stock								Additional			Total Stockholders’
	Series C		Series E		Series F		Common Stock		Paid-In	Treasury	Accumulated	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Stock	Deficit	(Deficit)
Balance, October 31, 2018	1,000	$1	80	$1	70	$1	557,299,676	$55,730	$8,378,972	$(2,025)	$(8,451,280)	$(18,600)
Net loss for the year	—	—	—	—	—	—	—	—	—	—	(5,580)	(5,580)
Balance, October 31, 2019	1,000	1	80	1	70	1	557,299,676	55,730	8,378,972	(2,025)	(8,456,860)	(24,180)
Net loss for the year	—	—	—	—	—	—	—	—	—	—	(5,580)	(5,580)
Balance, October 31, 2020	1,000	$1	80	$1	70	$1	557,299,676	$55,730	$8,378,972	$(2,025)	$(8,462,440)	$(29,760)

See accompanying notes to the unaudited financial statements

F-4

 Mera Pharmaceuticals, Inc.

Statements of Cash Flows

(Unaudited)

For the Year Ended
	October 31, 2020	October 31, 2019
OPERATING ACTIVITIES
Net loss	$(5,580)	$(5,580)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities
Accounts payable	5,580	5,580
Net Cash Used in Operating Activities	—	—

INVESTING ACTIVITIES
Net Cash Used in Financing Activities	—	—

FINANCING ACTIVITIES
Net Cash Provided by Financing Activities	—	—
NET INCREASE (DECREASE) IN CASH	—	—
CASH AT BEGINNING OF PERIOD	—	—

CASH AT END OF PERIOD	$—	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID FOR:
Interest	$—	$—
Income taxes	$—	$—

See accompanying notes to unaudited financial statements

F-5

Mera Pharmaceuticals, Inc.

Notes to Unaudited Financial Statements

October 31, 2020 and 2019

NOTE 1 – SUMMARY OF ORGANIZATION

Mera Pharmaceuticals, Inc. (the “Company” or “Mera”), originally was seeking to develop and commercialize natural products from microalgae using its proprietary, large-scale photobioreactor technology.

During 2009, the Company switched its focus to engaging in the development of Sea Salt for sale in commercial markets and consumer uses. The salt is concentrated, low in sodium and organic. The water used to produce the salt is drawn from an ocean depth of one-half mile. It is different in chemical composition from other sea salts because it comes from deep-sea water. It contains less sodium and more potassium, as well as higher concentrations of trace minerals. The Company’s operations are located in Kailua-Kona, Hawaii.

In efforts to expand marketing and distribution of the commercial products, the Company completed the acquisition of 100% of the outstanding common stock of Villari’s Family Centers, Inc., (“VFC”) a Florida corporation, in June of 2012.

Villari’s Family Centers is a multi-designed family entertainment center focused on promoting health and wellness through the Villari’s system of martial arts.

With the introduction of the current commercial product lines into the Villari’s Martial Arts studios, the Company will be able to drastically increases distribution and awareness of our nutracueticals and build the market for our future nutracuetical products. The Company will open new Villari’s Martial Arts locations throughout the United States through company owned units as well as franchised and joint venture locations.

On March 22, 2021, the Company entered into a share exchange agreement under which the Company acquired 100 percent of the outstanding interests of All Your Foods USA, Inc in exchange for 35,200,000 common shares of the Company. The Agreement contained the customary representations and warranties.

All Your Foods USA INC

All Your Foods USA via its brands

Chopandchisel.com

Cavemanchefs.com

Allyourmeals.com

Mealkraft.ca

All Your Foodss USA Inc. is a food production and delivery company utilizing a licensed propriety software that has the operational infrastructure, logistics management and delivery network. The company’s software tracks meals from ordering, ingredient acquisition, meal preparation, delivery, and payment. This key advantage allows it to streamline its new revenue-producing assets including Chop & Chisel, Caveman Foods, and Shredded Meals. The Company has the capacity for market expansion and is growing through acquisition into the multibillion-dollar food delivery industry.

Delivering healthy, gourmet ready-made meals, prepared and delivered to the client’s door. Our corporate chefs work hard to design meals that are nutritionally balanced with no preservatives, freshly made and designed to optimize customer’s health and serve their busy lifestyle. The Company’s meals menu includes entrees and breakfasts with dairy products, eggs, pork, tree nuts, chicken, beef, turkey, fish, soy, shellfish as well as an all-Vegan line of dishes. All Your Foods offers Ala La Carte and weekly subscriptions.

All Your Foods production kitchens are also used to supply white label products to other successful national subscriptions brands.. The technology at the heart of the All Your Foods USA systems, is what allows the unlimited scaling of client and corporate orders of meals and other food products.

F-6

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents - The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value. At October 31, 2020 and 2019, the Company had no cash equivalents.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include valuation of inventory and valuation of deferred tax assets.

Fair Value of Financial Instruments - The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair market value because of the short maturity of those instruments. Notes payable approximate fair value.

Accounts Receivable - The Company performs ongoing credit evaluations of customers, and generally does not require collateral. Allowances are maintained for potential credit losses and returns and such losses have been within management’s expectations.

Revenue Recognition - Revenue is recognized in accordance with ASC 606. The Company performs the following five steps: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when (or as) the entity satisfies a performance obligation. The Company applies the five-step model to arrangements that meet the definition of a contract under Topic 606, including when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of Topic 606, the Company evaluates the goods or services promised within each contract related performance obligation and assesses whether each promised good or service is distinct. The Company recognizes as revenue, the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

The Company recognizes revenue upon completion of our performance obligations or expiration of the contractual time to use services such as professional service hours purchased in bulk for a given time period.

Plant and Equipment, net - Plant and equipment are stated at cost less accumulated depreciation. Depreciation is recorded principally using the straight-line method, based on the estimated useful lives of the assets (property and plant, 10-40 years; machinery and equipment, 3-10 years). When applicable, leasehold improvements and capital leases are amortized over the lives of respective leases, or the service lives of the improvements, whichever is less.

Expenditures for renewals and improvements that significantly extend the useful life of an asset are capitalized. The costs of software with an expected life of more than one year, and used in the business operations are capitalized and amortized over their expected useful lives. Expenditures for maintenance and repairs are charged to operations when incurred. When assets are sold or retired, the cost of the asset and the related accumulated depreciation are removed from the accounts and any gain or loss is recognized at such time.

Stock Issued for Services - In December 2004, the FASB issued ASC No. 718, Compensation – Stock Compensation (“ASC 718”). Under ASC 718, companies are required to measure the compensation costs of share-based compensation arrangements based on the grant-date fair value and recognize the costs in the financial statements over the period during which employees are required to provide services. Share-based compensation arrangements include stock options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans. Such compensation amounts, if any, are amortized over the respective vesting periods of the option grant. The Company applies this statement prospectively.

F-7

Equity instruments (“instruments”) issued to persons other than employees are recorded on the basis of the fair value of the instruments, as required by ASC 718. ASC No. 505, Equity Based Payments to Non-Employees (“ASC 505”) defines the measurement date and recognition period for such instruments. In general, the measurement date is (a) when a performance commitment, as defined, is reached or (b) when the earlier of (i) the non-employee performance is complete or (ii) the instruments are vested. The measured value related to the instruments is recognized over a period based on the facts and circumstances of each particular grant as defined in the ASC 505.

Income Taxes - The Company uses the asset and liability method of accounting for income taxes as required by ASC 740 “Accounting for Income Taxes”. ASC requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Since its inception, the Company has incurred net operating losses. Accordingly, no provision has been made for income taxes. Statutory taxes not based on income are included in general and administrative expenses. The company’s tax returns for the years 2012 to 2020 are still subject to examination by the Internal Revenue Service and the state of Hawaii.

Loss Per Share - The Company computed basic and diluted loss per share amounts for October 31, 2020 and 2019 pursuant to the ASC 260, “Earnings per Share.” During the years ended October 31, 2020 and 2019, zero dilutive per share amounts have not been presented in the accompanying statements of operations.

Fair Value Measurement - The authoritative guidance for fair value measurements defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or the most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Market participants are buyers and sellers in the principal market that are (i) independent, (ii) knowledgeable, (iii) able to transact, and (iv) willing to transact. The guidance describes a fair value hierarchy based on the levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

● Level 1-Quoted prices in active markets for identical assets or liabilities.

● Level 2-Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other inputs that are observable or corroborated by observable market data or substantially the full term of the assets or liabilities.

● Level 3-Unobservable inputs that are supported by little or no market activity and that are significant to the value of the assets or liabilities.

The Company’s financial instruments include cash and equivalents, accounts payable and accrued expenses, and notes and loans payable. All these items were determined to be Level 1 fair value measurements. The carrying amounts of cash and equivalents, accounts payable and accrued expenses, and notes and loans payable approximated fair value because of the short maturity of these instruments.

Recently Issued Accounting Pronouncements - From time to time, new accounting pronouncements are issued by FASB that are adopted by the Company as of the specified effective date. If not discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company’s financial statements upon adoption.

NOTE 3 – GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern. The Company has operating and liquidity concerns, for the year ended October 31, 2020 has incurred an accumulated deficit of $8,462,440, and a net loss of $5,580. As of October 31, 2020 the Company has a working capital deficiency of $29,760 and a stockholders’ deficiency of $29,760. This raised substantial doubt about its ability to continue as a going concern. The Company will continue to pursue additional capital investment. However, there can be no assurance that the Company will be able to successfully acquire the necessary capital to continue their on-going development efforts and bring products to the commercial market. These factors, among others, create an uncertainty about the Company’s ability to continue as a going concern.

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NOTE 4 – INCOME TAXES

The Company provides for income taxes in accordance with ASC 470 using an asset and liability-based approach. Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences of revenue and expense items for financial statement and income tax purposes.

Since its formation the Company has incurred net operating losses. As of October 31, 2020, the Company had net operating loss carryforwards of approximately $8,500,000 available to offset future taxable income for federal and state income tax purposes.

ASC 470 requires the Company to recognize income tax benefits for loss carryforwards that have not previously been recorded. The tax benefits recognized must be reduced by a valuation allowance if it is more likely than not that loss carryforwards will expire before the Company is able to realize their benefit, or that future deductibility is uncertain. For financial statement purposes, the deferred tax asset for loss carryforwards has been fully offset by a valuation allowance since it is uncertain whether any future benefit will be realized. An increase in the valuation allowance of approximately $1,500 and $1,500 occurred for the years ending October 31, 2020 and 2019, respectively.

The table below presents a reconciliation between the reported income taxes and the income taxes that would be computed by applying the Company’s incurred tax rates. The provision (benefit) for income taxes from operations for the years ended October 31, 2020 and 2019 consist of the following:

	October 31,
	2020	2019
Federal and State	$(1,507)	$(1,507)
Tax effect of non-deductible expense	—	—
Increase in valuation allowance	1,507	1,507
Provision (benefit) for income taxes, net	$—	$—

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

	October 31,
	2020	2019
Net operating loss carryforwards	$2,284,859	$2,283,352

Deferred income tax asset	$2,284,859	$2,283,352

The net deferred tax assets and liabilities are comprised of the following:

	October 31,
	2020	2019
Deferred tax assets
Current	$—	$—
Non-current	2,284,859	2,283,352
	2,284,859	2,283,352
Less valuation allowance	(2,284,859)	(2,283,352)
Net deferred income tax asset	$—	$—

F-9

The Company has $8,462,440 income tax net operating loss carryforwards available at October 31, 2020.

NOTE 5 – STOCKHOLDERS EQUITY

Preferred Stock

The Company has 5,200 preferred shares with a par value of $0.0001 authorized to be issued with the rights and preferences to be determined by the Board of Directors as of October 31, 2020 and 2019.

As of October 31, 2020 and 2019, the Company has 1,000 shares of Series C convertible preferred stock authorized and 1,000 issued and outstanding. Series C convertible preferred stock is convertible into 95% of the Company’s common voting stock on a fully diluted basis. These shares were authorized to mandatorily convert into common shares on June 14, 2014.

As of October 31, 2011 and 2010, the Company has 100 shares of Series E convertible preferred stock authorized and 80 issued and outstanding. The rights and preference of the Series F stockholders ranks in parity with the Company’s preferred and common stock, pays zero dividends and has no voting rights. The Series E is convertible into 1.75 multiplied by the weighted average closing price of the common stock over a 90-day period.

As of October 31, 2011 and 2010, the Company has 1,000 shares of Series F convertible preferred stock authorized and 70 issued and outstanding. The rights and preference of the Series F stockholders hold superior liquidation privileges, pay zero dividends and vote together with the Company’s common stock. The Series F is convertible into 1.75 multiplied y the weighted average closing price of the common stock over a 90-day period.

Common Stock

The Company has 18,000,000,000 common shares with a par value of $0.0001 authorized and 557,299,676 issued and outstanding as of October 31, 2020 and 2019.

Treasury Stock

The Company has 500,000 common shares being held as treasury stock for a total cost of $2,025 as of October 31, 2020 and 2019.

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, in accordance with FASB ASC Topic 855, “Subsequent Events,” through the date these consolidated financial statements were issued and noted no material subsequent events other than disclosed herein.

On March 22, 2021, the Company entered into a share exchange agreement under which the Company acquired 100 percent of the outstanding interests of All Your Foods USA, Inc in exchange for 35,200,000 common shares of the Company. The Agreement contained the customary representations and warranties.

All Your Foods USA INC

All Your Foods USA via its brands

Chopandchisel.com

Cavemanchefs.com

Allyourmeals.com

Mealkraft.ca

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Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mera Pharmaceuticals, Inc.

Dated: September 13, 2021	By:
	Name:	Benny Doro
	Title:	Chief Executive Officer and President